Exhibit 10.1

AMENDMENT NO. 4
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 4 dated as of August 28, 2014 (this "Amendment") is made by and among SYSTEMAX INC., a corporation organized under the laws of the State of Delaware ("SYX"), each Borrower listed on the signature pages below (together with SYX, each a "Borrower" and collectively, the "Borrowers"), each Guarantor listed on the signature pages below (the "Guarantors" and together with the Borrowers, the "Loan Parties"), the lenders party hereto, and JPMORGAN CHASE BANK, N.A., as US Administrative Agent ("Administrative Agent").
WITNESSETH:
WHEREAS, Borrowers, Lenders and Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of October 27, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement;
WHEREAS, Borrowers have requested that Administrative Agent and Lenders make certain amendments to the Credit Agreement, and Administrative Agent and Lenders are willing to do so on the terms and conditions hereafter set forth;
NOW, THEREFORE, in consideration of the promises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement and do hereby further agree as follows:
AGREEMENT
1.            Amendment to Credit Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a)            Section 6.04 of the Credit Agreement is hereby amended by deleting the text "$130,000,000" contained in subclause (B) of the proviso to each of clauses (c), (d) and (e), and in each case, inserting the text "$160,000,000" in lieu thereof.

2.            Representations and Warranties.  To induce Administrative Agent and Lenders to enter into this Amendment, each Loan Party hereto hereby warrants, represents and covenants to Administrative Agent and Lenders that: (a) each representation and warranty of the Loan Parties set forth in the Credit Agreement and the other Loan Documents is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving effect to this Amendment except for those representations and warranties which relate to a specific date, which are true and correct as of such date, and no Default or Event of Default has occurred and is continuing under the Credit Agreement and the other Loan Documents after giving effect to this Amendment and (b) each Loan Party has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its terms.

3.            Conditions Precedent to Effectiveness of this Amendment.  This Amendment shall become effective on the date upon which the Administrative Agent has received a copy of this Amendment duly executed and delivered by each Loan Party and Required Lenders (which may be sent by electronic transmission for purposes of meeting this condition), in form and substance satisfactory to the Administrative Agent and its counsel, with four (4) original counterparts to be promptly provided to Administrative Agent.

4.            Continuing Effect of Credit Agreement.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent and Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.  Except as expressly amended and modified hereby, the provisions of the Credit Agreement, the Loan Documents and the Liens granted thereunder, are and shall remain in full force and effect.

5.            Counterparts; Telecopied Signatures.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party to this Amendment by facsimile or electronic transmission of a PDF or similar file shall be deemed to be an original signature hereto.

6.            Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.
Borrowers

SYSTEMAX INC.

By: /s/ Lawrence P. Reinhold
Name:  Lawrence P. Reinhold
Title:  Chief Financial Officer

INFOTEL DISTRIBUTORS INC.
GLOBAL COMPUTER SUPPLIES INC.
GLOBAL EQUIPMENT COMPANY INC.
TIGERDIRECT, INC.
NEXEL INDUSTRIES, INC.
ONREBATE.COM INC.
PAPIER CATALOGUES, INC.
TEK SERV INC.
GLOBAL GOV/ED SOLUTIONS INC.
GLOBAL GOVERNMENT & EDUCATION INC.
SYX DISTRIBUTION INC.
SYX SERVICES INC.
STREAK PRODUCTS INC.
NEW SAH CORP.
MISCO AMERICA INC.
TIGERDIRECT RETAIL SERVICES INC.
WORLDWIDE REBATES, INC.
CIRCUITCITY.COM INC.
 SOFTWARE LICENSING CENTER INC.
TARGET ADVERTISING INC.
GLOBAL INDUSTRIAL DISTRIBUTION INC.

By: /s/ Thomas Axmacher
Name:  Thomas Axmacher
Title:  Vice President

Guarantors

GLOBAL INDUSTRIAL HOLDINGS LLC
SYX NORTH AMERICAN TECH HOLDINGS LLC
 REBATE HOLDINGS LLC
SYX S.A. HOLDINGS INC.
SYX S.A. HOLDINGS II INC.
 GLOBAL INDUSTRIAL MARKETPLACE INC.
SYSTEMAX GLOBAL SOLUTIONS INC.
GLOBAL INDUSTRIAL MEXICO HOLDINGS INC.
GLOBAL INDUSTRIAL MEXICO HOLDINGS II INC.
GLOBAL INDUSTRIAL SERVICES INC.

By: /s/ Thomas Axmacher
Name:  Thomas Axmacher
Title:  Vice President

JPMORGAN CHASE BANK, N.A., as US Administrative Agent and as a Lender

By: /s/ Donna M. DiForio
Name:  Donna M. DiForio
Title:  Authorized Officer

HSBC BANK USA, N.A., as a Lender

By: /s/ Thomas K. Kainamura
Name:  Thomas K. Kainamura
Title:  Vice President

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By: /s/ Nathan McIntosh
Name:  Nathan McIntosh
Title:  Duly Authorized Signer